NVIT International Equity Fund Summary Prospectus April 30, 2014

Class I    /     Class II    /     Class Y

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.36%	0.36%	0.21%
Total Annual Fund Operating Expenses	1.16%	1.41%	1.01%

NSP-IE 4/14

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$118	$368	$638	$1,409
Class II Shares	144	446	771	1,691
Class Y Shares	103	322	558	1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118.28% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies of any size, including smaller companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

The Fund invests in companies that exhibit characteristics consistent with either a growth style or a value style of investing. In other words, the Fund targets companies whose earnings are expected to grow consistently faster than those of other companies, but also targets companies that the subadviser believes to be undervalued in the marketplace compared to their intrinsic value. The Fund’s subadviser employs a core investment strategy that emphasizes fundamental research to identify quality companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the Fund are selected bottom-up based on factors specific to individual companies, rather than sector or country trends. The subadviser’s strategy primarily focuses on identifying issuers that it believes have sustainable growth potential at a reduced level of risk.

The Fund’s subadviser may consider selling a security for several reasons, including when (1) its price changes such that the subadviser believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets and ethnic, religious and racial conflicts.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

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In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     18.96% – 3rd qtr. of 2010

Lowest Quarter:     -25.53% – 3rd qtr. of 2008

Class II shares commenced operations on April 28, 2014 upon the conversion of Class VI shares (which are no longer offered by the Fund) to Class II shares. Pre-inception historical performance for Class II shares therefore reflects the performance of former Class VI shares. The Fund has not commenced offering Class Y shares as of the date of the Prospectus. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	17.83%	12.56%	9.37%
Class II shares	17.58%	12.31%	9.12%
Class Y shares	17.83%	12.56%	9.37%
MSCI All Country World ex U.S. Index (reflects no deduction for fees or expenses)	15.29%	12.81%	7.57%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Lazard Asset Management LLC (“Lazard”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Paul Moghtader	Portfolio Manager/Analyst, Lazard	Since 2013
Taras Ivanenko	Portfolio Manager/Analyst, Lazard	Since 2013
Susanne Willumsen	Portfolio Manager/Analyst, Lazard	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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